UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
May 17, 2004

Commission file number 0-27818

Doane Pet Care Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	43-1350515 (IRS employer identification no.)

210 Westwood Place South,
Suite 400
Brentwood, TN 37027
(Address of principal executive office, including zip code)

(615) 373-7774
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
Signatures
INDEX TO EXHIBITS
Press Release dated May 17, 2004

Item 9. Regulation FD Disclosure; Item 12. Results of Operations and Financial Condition.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

     The registrant issued a press release dated May 17, 2004 announcing its first quarter of fiscal 2004 results, which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed a part of and incorporated by reference into this Item 9 and Item 12 for all purposes.

     The Company announced that it provided the SEC with certifications from its Chief Executive Officer and Chief Financial Officer on May 17, 2004 in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY
By:	/s/ PHILIP K. WOODLIEF
Philip K. Woodlief
Vice President, Finance and Chief Financial Officer

	By:	/s/ STEPHEN P. HAVALA
Stephen P. Havala
Corporate Controller and Principal Accounting Officer

Date: May 17, 2004

INDEX TO EXHIBITS

Exhibit
Number		Description
99.1	—	Doane Pet Care Company press release dated May 17, 2004, entitled “Doane Pet Care Reports 2004 First Quarter Results”